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                                CANCELLATION AGREEMENT


     AGREEMENT dated this 4th day of March, 1998, by and between GIRBAUD DESIGN, INC., ("Licensor") a corporation organized and existing under the laws of the State of Delaware having its offices at: 411 East 50th Street, New York, NY 10023.

and

     I.C. ISSACS & COMPANY, L.P. ("Licensee"), a limited partnership organized and existing under the laws of Delaware having the offices at 3840 Bank Street, Baltimore, Maryland 21224-2522 and 350 Fifth Avenue, Suite 1029-New York, NY 10118.

     WHEREAS, Licensor and Licensee have entered into a Trademark License and Technical Assistance Agreement (the "License Agreement") for Men's Jean wear and Casual wear dated November 1997.

1. For good and valuable consideration, the receipt of which is hereby acknowledged, the parties have agreed to cancel the License Agreement.

2.  This cancellation is effective as of January 15, 1998.


GIRBAUD DESIGN, INC.            I.C. ISAACS & COMPANY, L.P.

By: Francois Girbaud                 By: I.C., ISAACS & COMPANY, INC
   --------------------                    General Partner
Name:
Title:
                                /s/ Robert J. Arnot
                                ---------------------------------
                                Name: Robert J. Arnot
                                Title: Chairman & Co-CEO


Date: March 4, 1998